UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                February 4, 2009


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2009, United States Steel Corporation announced that Thomas W. Sterling, Senior Vice President - Administration, and Larry G. Schultz, Senior Vice President & Controller (the Corporation's principal accounting officer), provided notice to the Corporation effective February 4, 2009, that they were electing to retire pursuant to the terms of a voluntary early retirement program. A copy of the press releases in substantially the forms released are filed herewith as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           99.1 Press release titled "U. S. Steel Senior Vice President-Administration Thomas W. Sterling to Retire"

           99.2 Press release titled "U. S. Steel Senior Vice President & Controller Larry G. Schultz to Retire"

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
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     Gretchen R. Haggerty
     Executive Vice President & Chief Financial Officer


Dated:  February 9, 2009